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                                                                    EXHIBIT 99.1


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT

      In connection with the Quarterly Report of Document Sciences Corporation (the "Company") on Form 10-Q for the period ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, John L. McGannon, in my capacities as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 24, 2003                     /s/ John L. McGannon
                                          --------------------
                                          John L. McGannon
                                          President, Chief Executive Officer and
                                          Chief Financial Officer